                                                                          [LOGO]
                                                                  FORETHOUGHT(R)

Forethought Life Insurance Company             Annuity Service Center:
[300 N. Meridian St.                           Regular Mail
Suite 1800                                     Forethought Life Insurance Co.
Indianapolis, IN 46204]                        [P.O. Box 758502
                                               Topeka, KS 66675-8502]
                                               Overnight Mail
                                               [200 SW 6th Avenue
                                               Topeka, KS 66603-3704]

SECTION 1. OWNERSHIP INFORMATION

A.  TYPE OF OWNERSHIP

/ / Individual   / / Custodian    / / UTMA/UGMA    / / Trust*       / / Corporation*      Other*
                                                                                                   ------------

* If the Owner is a Trust, Corporation or other entity, additional documentation may be necessary.

B.  SHARE CLASS SELECTION

[/ / B Share                         / / C Share                          / / L Share]

C.  OWNER

/ /   Male        / /   Female            [           /    /            ]**
                                             -------------------------
                                             Birth Date (MM/DD/YYYY)

 [                                                      ]                [                                                 ]
    --------------------------------------------------                      ---------------------------------------------
    Name (First, Middle, Last, or Trust/Entity)                             Social Security Number/Taxpayer I.D.

[                     ]   [               ]    [               ]    [                ]
    ----------------          ----------           ----------           -----------
    Street Address            City                 State                Zip

 [                                                      ]                [                                                 ]
    --------------------------------------------------                      ---------------------------------------------
    Telephone Number                                                        E-Mail Address

/ / U.S. Citizen                        / /  Resident Alien/Citizen of:         [                                              ]
                                                                                     ----------------------------------------
/ / Non Resident Alien/Citizen of:        [                                ]         (SUBMIT IRS FORM W-8)
                                             ----------------------------

D.  JOINTOWNER -- NOT AVAILABLE FOR ENTITY-OWNED ANNUITIES OR QUALIFIED
ANNUITIES

/ /   Male        / /   Female            [           /    /            ]**
                                             -------------------------
                                             Birth Date (MM/DD/YYYY)

 [                                                      ]                [                                                 ]
    --------------------------------------------------                      ---------------------------------------------
    Name (First, Middle, Last)                                              Social Security Number/Taxpayer I.D.

[                     ]   [               ]    [               ]    [                ]
    ----------------          ----------           ----------           -----------
    Street Address            City                 State                Zip

 [                                                      ]                [                                                 ]
    --------------------------------------------------                      ---------------------------------------------
    Telephone Number                                                        E-Mail Address

/ / U.S. Citizen                        / /  Resident Alien/Citizen of:         [                                              ]
                                                                                     ----------------------------------------
/ / Non Resident Alien/Citizen of:        [                                ]         (SUBMIT IRS FORM W-8)
                                             ----------------------------
Relationship to Owner:                    [                                ]
                                             ----------------------------

E.  ANNUITANT -- COMPLETE THIS SECTION IF THE ANNUITANT IS NOT THE OWNER

/ /   Male        / /   Female            [           /    /            ]**
                                             -------------------------
                                             Birth Date (MM/DD/YYYY)

 [                                                      ]                [                                                 ]
    --------------------------------------------------                      ---------------------------------------------
    Name (First, Middle, Last)                                              Social Security Number/Taxpayer I.D.

[                     ]   [               ]    [               ]    [                ]
    ----------------          ----------           ----------           -----------
    Street Address            City                 State                Zip

 [                                                      ]                [                                                 ]
    --------------------------------------------------                      ---------------------------------------------
    Telephone Number                                                        E-Mail Address

/ / U.S. Citizen                    / /  Resident Alien/Citizen of:           [                                              ]
                                                                                   ----------------------------------------
/ / Non Resident Alien/Citizen of:    [                                  ]         (SUBMIT IRS FORM W-8)
                                         ------------------------------
Relationship to Owner:                [                                  ]
                                         ------------------------------
FOR BROKER/DEALER USE ONLY            [                                  ]    [                                              ]
                                         ------------------------------            ----------------------------------------
                                         Network No.                               Annuity No. (If established)

                                                             **Maximum Age is 80

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                                                                  FORETHOUGHT(R)

SECTION 2.  BENEFICIARY INFORMATION

For Custodial IRA Contracts, the Custodian must be listed as the Beneficiary.

Indicate classifications of each Beneficiary. Percentage of benefit for all Primary Beneficiaries must total 100%. Percentage of benefit for all Contingent Beneficiaries must total 100%. Unless otherwise indicated, proceeds will be distributed equally. Please attach a separate sheet for additional beneficiaries. If no selection is indicated for Irrevocability, we will treat the designation as revocable. If neither "Contingent" nor "Primary" is selected, we will treat any beneficiary as a Primary.

 [                                                      ]                    [            /             /            ]
    --------------------------------------------------                          -----------------------------------
    Name (First, Middle, Last)                                                  Birth Date (MM/DD/YYYY)

/ / Primary        [                             ]    [                                            ]      [             %  ]
                      -------------------------          ----------------------------------------             -----------
/ / Contingent        Relationship to Owner              Social Security Number/Taxpayer I.D.                 Percentage

Irrevocable Yes / / No / /

 [                                                      ]                    [            /             /            ]
    --------------------------------------------------                          -----------------------------------
    Name (First, Middle, Last)                                                  Birth Date (MM/DD/YYYY)

/ / Primary        [                             ]    [                                            ]      [             %  ]
                      -------------------------          ----------------------------------------             -----------
/ / Contingent        Relationship to Owner              Social Security Number/Taxpayer I.D.                 Percentage

Irrevocable Yes / / No / /

 [                                                      ]                    [            /             /            ]
    --------------------------------------------------                          -----------------------------------
    Name (First, Middle, Last)                                                  Birth Date (MM/DD/YYYY)

/ / Primary        [                             ]    [                                            ]      [             %  ]
                      -------------------------          ----------------------------------------             -----------
/ / Contingent        Relationship to Owner              Social Security Number/Taxpayer I.D.                 Percentage

Irrevocable Yes / / No / /

SECTION 3.  ANNUITY INFORMATION

A.  EXISTING ANNUITY OR LIFE INSURANCE COVERAGE

1.   DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?
    / / YES    / / NO

     IF YES, A STATE REPLACEMENT FORM IS REQUIRED FOR NAIC MODEL REGULATION STATES.

2. WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?

     / / NO / / YES IF YES, COMPLETE THE FOLLOWING AND SUBMIT A STATE REPLACEMENT FORM, IF REQUIRED.

     Company Name                            Policy or Annuity Number                        Year Issued
  [                                  ]    [                                       ]       [                  ]
     ------------------------------          -----------------------------------             --------------

B.  TYPE OF CONTRACT BEING REQUESTED

[/ / Non-Qualified                   / / SEP-IRA                          / / IRA
/ / Roth IRA                         / / Inherited/Beneficiary IRA]

C.  PREMIUM PAYMENTS

MAKE ALL CHECKS PAYABLE TO FORETHOUGHT LIFE INSURANCE COMPANY. PREMIUM PAYMENT AMOUNTS MAY BE RESTRICTED BY FORETHOUGHT LIFE INSURANCE COMPANY; PLEASE SEE YOUR PROSPECTUS FOR DETAILS.

QUALIFIED CONTRACT PAYMENT TYPE                         NON-QUALIFIED CONTRACT PAYMENT TYPE
INDICATE TYPE OF INITIAL ESTIMATED PAYMENT(S)           INDICATE TYPE OF INITIAL ESTIMATED
                                                        PAYMENT(S)

/ / Transfer          $[                          ]    / / 1035 Exchange       $[                          ]
                          ----------------------                                   ----------------------
/ / Rollover          $[                          ]    / / Amount Enclosed     $[                          ]
                          ----------------------                                   ----------------------
/ / Direct Rollover   $[                          ]
                          ----------------------
/ / Contribution      $[                          ]    for tax year            [                           ]
                          ----------------------                                   ----------------------

If no year is indicated, contribution defaults to current tax year.

D.  OPTIONAL BENEFITS

RIDERS MAY NOT BE AVAILABLE IN ALL STATES OR THOUGH ALL FINANCIAL INTERMEDIARIES OR MAY VARY. IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS MAY APPLY. PLEASE SEE YOUR PROSPECTUS FOR FULL DETAILS.

LIVING BENEFITS (ONLY ONE MAY BE CHOSEN)

/ / [Daily Lock Income Benefit(SM) Single                / / Daily Lock Income Benefit(SM) Joint
/ / Future6(R) Single                                    / / Future6(R) Joint
/ / None]

DEATH BENEFITS (ONLY ONE MAY BE CHOSEN)

/ / [Return of Premium               / / Maximum Anniversary Value*       / / Maximum Daily Value*

/ / Legacy Lock(SM) ** (may only be elected if You have also elected Daily Lock Income Benefit(SM) or Future6(R))

/ / None]

A-PRM-12    [Forethought Personal Retirement Manager Variable Annuity]    Page 2


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                                                                  FORETHOUGHT(R)

SECTION 4. INVESTMENT SELECTION (NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS)

A. DOLLAR COST AVERAGING (DCA) PLUS FIXED ACCOUNT

If not enrolling in 6 or 12 Month DCA, proceed to Section 4B.

If enrolling in 6 or 12 Month DCA, check the applicable box. You will select the investments to which Your DCA Plus transfers will be allocated in Sections 4C and 4D. You may not participate in both the 6 and 12 Month DCA at the same time.

6 or 12 Month DCA may not be available in all states.

The DCA Plus Fixed Account is not available if You elected C-Share

/ /    6 Month DCA           OR    / /    12 Month DCA

B. FIXED ACCOUNT

PLEASE NOTE: THE FIXED ACCOUNT IS NOT AVAILABLE IF YOU ELECTED [DAILY LOCK INCOME BENEFIT(SM) OR FUTURE6(R) ]. TRANSFER RESTRICTIONS APPLY TO ASSETS INVESTED IN THE FIXED ACCOUNT. PLEASE SEE YOUR PROSPECTUS FOR ADDITIONAL DETAILS.

The Fixed Account is not available if You elected C-Share.

Initial Allocation              Interest Rate Lock (1)

                 % Fixed Account       / /   Yes
     ----------

C. INVESTMENT SELECTION (PERSONAL PROTECTION PORTFOLIOS)

Use this section only if You elected [Future6(R) or Daily Lock Income Benefit(SM) ] in Section 3D. Otherwise, proceed to Section 4D.

Select only ONE Personal Protection Portfolio.

Total allocation must equal 100%.

INITIAL ALLOCATION:                %   DCA ALLOCATION:                %
                       ----------                         ----------

PERSONAL PROTECTION PORTFOLIOS

/ /   [Hartford Strategy                 / /   Index Strategy
/ /   American Strategy                  / /   Diversi-Five Strategy
/ /   Franklin Templeton Strategy        / /   Five for Balance Strategy
/ /   Four for Growth Strategy           / /   Four Plus for Growth Strategy
/ /   Four for Core Strategy             / /   Four Plus for Core Strategy
/ /   Four for Value Strategy            / /   Four Plus for Value Strategy
/ /   Four for Flexibility Strategy      / /   Six Mix Strategy]

PLEASE REFER TO THE APPENDIX FOR COMPOSITION OF PORTFOLIOS. [PERSONAL PROTECTION PORTFOLIOS REBALANCE MONTHLY.]

D. INVESTMENT SELECTION (PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM), INVESTMENT STRATEGIES AND INDIVIDUAL SUB-ACCOUNTS)

Use this section only if You DID NOT elect [FUTURE6(R) or DAILY LOCK INCOME BENEFIT(SM)] in Section 3D.

Select only ONE Portfolio Planner Asset Allocation Program(SM), Investment Strategies OR any combination of Individual Sub-Accounts. Portfolios and Sub-Accounts cannot be combined.

If You elected [MAXIMUM ANNIVERSARY VALUE or MAXIMUM DAILY VALUE] in Section 3D You must select either ONE Portfolio Planner Asset Allocation Program(SM), Investment Strategies below, or You must allocate among the Individual Sub-Accounts indicated by a [T].

If You elected [RETURN OF PREMIUM] only or NONE in Section 3D You may select ONE Portfolio below, OR You may allocate among any of the Individual Sub-Account options listed on the following page.

*   Maximum Issue Age: 75

**  Maximum Issue Age: 70

(1) A Rate Lock only applies to 1035(a) Exchange/Transfer business. A Rate Lock will lock in the interest rate in effect at the time Forethought receives this form. Please do not write in any rates. If Rate Lock is not selected, the rates will be those in effect at the time Forethought receives the premium.

A-PRM-12    [Forethought Personal Retirement Manager Variable Annuity]    Page 3


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                                                                  FORETHOUGHT(R)

PORTFOLIO OPTIONS

Allocations must equal 100%.

INITIAL                                    %      DCA ALLOCATION:                           %
ALLOCATION:
                   ----------------------                           ----------------------

PORTFOLIO PLANNER ASSET ALLOCATION   INVESTMENT STRATEGIES
PROGRAM(SM)
/ /  [Ultra Conservative Allocation  / /  Hartford Checks and Balances
/ /  Conservative Allocation         / /  American Growth Foundation
                                     Strategy
/ /  Balanced Allocation             / /  Franklin Founding Investment
                                     Strategy
/ /  Moderate Growth Allocation      / /  Core Four]
/ /  Growth Allocation

PLEASE REFER TO THE APPENDIX FOR COMPOSITION OF PORTFOLIOS. [PORTFOLIO PLANNER AND INVESTMENT STRATEGY PORTFOLIOS REBALANCE QUARTERLY.]

INDIVIDUAL SUB-ACCOUNT OPTIONS

Indicate allocation to each using whole percentages only.

May not be combined with Portfolio Planner Asset Allocation Program(SM) or Investment Strategies.

Allocations must equal 100%.

INITIAL        DCA                                              INITIAL       DCA
ALLOCATION  ALLOCATION                                         ALLOCATION  ALLOCATION
--------------------------------------------------------------------------------------------------------------------------------
  [      %           %  [AllianceBernstein VPS Balanced                 %           %  Hartford International Opportunities
                        Wealth Strategy [T]                                            HLS Fund
         %           %  AllianceBernstein VPS Small/Mid-Cap             %           %  Hartford Total Return Bond HLS
                        Value Portfolio                                                Fund [T]
         %           %  American Century VP Growth Fund                 %           %  Hartford U.S. Government Securities
                                                                                       HLS Fund [T]
         %           %  American Century VP Mid Cap Value               %           %  Hartford Value HLS Fund
                        Fund
         %           %  American Century VP Value Fund                  %           %  Invesco V.I. Balanced Risk
                                                                                       Allocation Fund [T]
         %           %  American Funds Blue Chip Income                 %           %  Invesco V.I. Core Equity Fund
                        and Growth HLS
         %           %  American Funds Bond HLS Fund [T]                %           %  Invesco V.I. International Growth
                                                                                       Fund
         %           %  American Funds Global Bond HLS                  %           %  Invesco V.I. Mid Cap Core Equity
                        Fund                                                           Fund
         %           %  American Funds Global Growth &                  %           %  Invesco V.I. Money Market Fund [T]
                        Income HLS Fund
         %           %  American Funds Global Small                     %           %  Invesco V.I. Small Cap Equity Fund
                        Capitalization HLS Fund
         %           %  American Funds Growth HLS Fund                  %           %  Lord Abbett Bond-Debenture
                                                                                       Portfolio
         %           %  American Funds Growth-Income HLS                %           %  Lord Abbett Fundamental Equity
                        Fund                                                           Portfolio
         %           %  American Funds International HLS                %           %  Lord Abbett Growth & Income
                        Fund                                                           Portfolio
         %           %  American Funds New World HLS                    %           %  MFS Growth Series
                        Fund
         %           %  BlackRock Capital Appreciation V.I.             %           %  MFS New Discovery Series
                        Fund
         %           %  BlackRock Equity Dividend V.I. Fund             %           %  MFS Research Bond Series [T]
         %           %  BlackRock Global Allocation V.I.                %           %  MFS Total Return Series [T]
                        Fund [T]
         %           %  Franklin Income Securities Fund                 %           %  MFS Value Series

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                                                                  FORETHOUGHT(R)

 INITIAL        DCA                                             INITIAL         DCA
ALLOCATION  ALLOCATION                                        ALLOCATION     ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
         %            %  Franklin Rising Dividends                      %               %  Mutual Global Discovery Securities
                         Securities Fund                                                   Fund
         %            %  Franklin Small Cap Value Securities            %               %  Mutual Shares Securities Fund
                         Fund
         %            %  Franklin Strategic Income                      %               %  PIMCO All Asset Portfolio [T]
                         Securities Fund
         %            %  Hartford Capital Appreciation HLS              %               %  PIMCO EqS Pathfinder Portfolio
                         Fund
         %            %  Hartford Disciplined Equity HLS                %               %  PIMCO Global-Multi Asset Portfolio
                         Fund                                                              [T]
         %            %  Hartford Dividend and Growth HLS               %               %  Putnam VT Equity Income
                         Fund
         %            %  Hartford Global Research HLS Fund              %               %  Putnam VT Investors
         %            %  Hartford Growth HLS Fund                       %               %  Putnam VT Voyager
         %            %  Hartford Growth Opportunities HLS              %               %  Templeton Foreign Securities Fund
                         Fund
         %            %  Hartford High Yield HLS Fund                   %               %  Templeton Global Bond Securities
                                                                                           Fund
         %            %  Hartford Index HLS Fund                        %               %  Templeton Growth Securities Fund]

CUSTOM ALLOCATION PROGRAM:

/ /   Check here if You would like Your sub-account allocations to rebalance. Indicate day of month for rebalancing to occur (1-28): [ ]

CHOOSE REBALANCE           / /   Monthly     / /   Semi-Annually     / /   Quarterly    / /   Annually
FREQUENCY:

SECTION 5. FINANCIAL PROFESSIONAL AUTHORIZATION

DO You AUTHORIZE Your Financial Professional to        / /   Yes     / /   No
perform any of the designated activities below?

Please indicate what designated activities You authorize Your Financial Professional to have:

If not checked we will assume that Your answers are "YES" (except in Nevada and Utah, where we will assume Your answer is NO ) to provide financial and non-financial instructions.

/ /    PROVIDE FINANCIAL INSTRUCTIONS  / /   PROVIDE NON-FINANCIAL INSTRUCTIONS

SECTION 6. ADDITIONAL INFORMATION

IF NEEDED FOR:   -     Special          -    Beneficiaries -     Annuity            -     Entity Authorized
                       Instructions                              Replacement              Individuals

   [                                                                ]
      ------------------------------------------------------------
   [                                                                ]
      ------------------------------------------------------------

SECTION 7. NOTICES & DISCLAIMERS

[ALABAMA: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

ALASKA:

RIGHT TO EXAMINE CONTRACT -- We want You to be satisfied with the Contract You have purchased. We urge You to closely examine its provisions. If for any reason You are not satisfied with Your purchase, You may cancel the Contract by returning it within 10 days (30 days if this Contract is replacing another annuity Contract or life insurance policy) after You receive it. A written request for cancellation must accompany the Contract. In such an event, We will pay You the Contract Value on the

A-PRM-12    [Forethought Personal Retirement Manager Variable Annuity]    Page 5


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                                                                  FORETHOUGHT(R)

date of surrender, plus any fees and charges deducted from the premiums or imposed under such Contract.

RIGHT TO ADDITIONAL INFORMATION -- YOU may request in writing additional information regarding the benefits and provisions of Your Contract, and we will respond to Your written request, in writing or verbally, within a reasonable amount of time but in no event not later than ten (10) days from the date on which we received Your written request.

DISTRICT OF COLUMBIA: Warning: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

ARIZONA: Right to Examine Contract -- We want You to be satisfied with the Contract You have purchased. We urge You to closely examine its provisions. Upon Your written request, We are required to provide You, within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity Contract for which You are applying. If for any reason You are not satisfied with the Contract, You may cancel the Contract by returning the Contract within ten days (30 days if this Contract is replacing another annuity Contract or life insurance policy or if You are age 65 or older at the date of application of this Contract) after the Contract is delivered. A written request for cancellation must accompany the Contract. In such event, We will pay You an amount equal to the sum of the difference between the premiums paid, including any Contract fees or other charges, and the amounts allocated to any Separate Accounts under the Contract, and the value of the amounts allocated to any Separate Accounts under the Contract on the date the returned Contract is received by us or by the agent from whom it was purchased. You bear only the investment risk during the period prior to Our receipt of request for cancellation.

KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

MAINE/TENNESSEE/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

MARYLAND: Any person who knowingly or willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly or willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

MASSACHUSETTS: Massachusetts Situs Sales -- Massachusetts law prohibits the sale of an annuity to a Massachusetts resident on any policy form other than a form approved by the Commonwealth. As such, any application for the purchase of a Forethought annuity by a Massachusetts resident signed outside of the Commonwealth of Massachusetts will not be accepted.

NEW MEXICO: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

The solicitation, negotiation and sale of annuities and their suitability are overseen by the New Jersey Department of Banking and Insurance (Department). Consumers may obtain assistance from the Department at 1-609-272-7272 or 1-800-446-7467 or at their website www.njdobi.org. Upon request, You may receive a copy of this application and the completed suitability form by contacting Your registered representative.

OREGON: Any person who knowingly presents a fraudulent claim for payment of a loss or benefit or knowingly presents materially false information in an application for insurance may be guilty of fraud and may be subject to civil or criminal penalties.

TEXAS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or who knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

OKLAHOMA: Warning: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

ALL OTHER STATES: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or who knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.]

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                                                                  FORETHOUGHT(R)

SECTION 8. OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S)

/ / By checking this box and signing below. I consent to receiving the Prospectus for this variable annuity on the compact disc (the "CD Prospectus") contained within the sales kit for this annuity. I acknowledge that I (i) have access to a personal computer or similar device (ii) have the ability to read the CD Prospectus using that technology and (iii) am willing to incur whatever costs are associated with using and maintaining that technology. With regard to Prospectus supplements and other amended/updated Prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

- I understand that if I have purchased another Non-Qualified Annuity from Forethought Life Insurance Co. or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these Contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such Contracts purchased during this calendar year;

- This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs;

- I understand that annuity payments, benefits or surrender values, when based on the investment experience of the sub-accounts, are variable and not guaranteed as to a dollar amount; and

- I represent to the best of my knowledge and belief that the statements made in this application are true and complete.

     / / PLEASE CHECK HERE TO ACKNOWLEDGE THAT YOU HAVE RECEIVED A COPY OF THE PROSPECTUS FOR THIS ANNUITY.

NOTE: FOR TRUSTS, CORPORATIONS OR OTHER ENTITY-OWNED APPLICATIONS, ADDITIONAL INFORMATION MAY BE NECESSARY.

REQUIRED    State where signed:    [                        ]
                                      --------------------

            (IF APPLICATION IS SIGNED IN A STATE OTHER THAN THE OWNER'S STATE OF RESIDENCE, A CONTRACT SITUS FORM MAY BE REQUIRED.)

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the Taxpayer Identification Number
(TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

/ / I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

SIGN HERE >          [                                       ]    [         /             /          ]
                        -----------------------------------          ------------------------------
                        Owner's Signature                            (MM/DD/YYYY)

TITLE (IF ANY) >     [                                       ]
                        -----------------------------------

                    IF SIGNING ON BEHALF OF AN ENTITY, YOU MUST INDICATE YOUR OFFICIAL TITLE/POSITION WITH THE ENTITY; IF SIGNING AS A TRUSTEE FOR A TRUST, PLEASE PROVIDE THE TRUSTEE DESIGNATION.

SIGN HERE            [                                       ]    [         /             /          ]
                        -----------------------------------          ------------------------------
                        Co-Owner's Signature                         (MM/DD/YYYY)

A-PRM-12    [Forethought Personal Retirement Manager Variable Annuity]    Page 7

                                                                          [LOGO]
                                                                  FORETHOUGHT(R)

SECTION 9. FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)

A.  FINANCIAL PROFESSIONAL

 [                                  ]                    [                                  %]
    ------------------------------                          ------------------------------
    Name (First, Middle, Last)

  [                             ]    [                                  ]       [              ]
     -------------------------          ------------------------------             ----------
     I.D. Number                        Telephone Number                           E-Mail

 [                                  ]                    [                                  %]
    ------------------------------                          ------------------------------
    Name (First, Middle, Last)

  [              ]             [                                       ]         [              ]
     ----------                   -----------------------------------               ----------
     I.D.                         Telephone Number                                  E-Mail
     Number

Compensation: [/ / Option A    / / Option B    / / Option C    / / Option D]

B.  BROKER/DEALER

  [                                                                                    ]
     --------------------------------------------------------------------------------
     Name

C. REQUIRED QUESTIONS

Do You have any reason to believe that this applicant has any existing annuity or life insurance coverage?

/ / Yes  / / No

Do You have any reason to believe that the annuity applied for is to replace existing annuity or life insurance Contracts? IF YES, SUBMIT A STATE REPLACEMENT FORM, IF REQUIRED.

/ / Yes  / / No

FINANCIAL PROFESSIONAL STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable Prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Forethought Life Insurance Co. approved sales material.

I certify that I have truly and accurately recorded on this application the information provided by the applicant. I acknowledge that Forethought Life Insurance Co. will rely on this statement.

     SIGN HERE >          [                                                 ]      [            /             /            ]
                             ---------------------------------------------            -----------------------------------
                             Financial Professional Signature                         Date (MM/DD/YYYY)
     SIGN HERE >          [                                                 ]      [            /             /            ]
                             ---------------------------------------------            -----------------------------------
                             Financial Professional Signature                         Date (MM/DD/YYYY)

A-PRM-12    [Forethought Personal Retirement Manager Variable Annuity]    Page 8

                                                                          [LOGO]
                                                                  FORETHOUGHT(R)

                      APPENDIX: COMPOSITION OF PORTFOLIOS
                            (SEE SECTIONS 4C AND 4D)
                         PERSONAL PROTECTION PORTFOLIOS

[HARTFORD STRATEGY
Hartford Portfolio Diversifier HLS Fund                                      50%
Hartford Capital Appreciation HLS Fund                                       20%
Hartford Dividend and Growth HLS Fund                                        20%
Hartford International Opportunities HLS Fund                                10%
TOTAL                                                                       100%

AMERICAN STRATEGY
Hartford Portfolio Diversifier HLS Fund                                      50%
American Funds Growth HLS Fund                                               20%
American Funds Growth-Income HLS Fund                                        20%
American Funds International HLS Fund                                        10%
TOTAL                                                                       100%

FRANKLIN STRATEGY
Hartford Portfolio Diversifier HLS Fund                                      50%
Templeton Growth Securities Fund                                             20%
Mutual Shares Securities Fund                                                20%
Franklin Rising Dividends Securities Fund                                    10%
TOTAL                                                                       100%

DIVERSI-FIVE STRATEGY
Hartford Portfolio Diversifier HLS Fund                                      50%
Hartford Growth HLS Fund                                                     20%
MFS Value Portfolio                                                          20%
Invesco V.I. International Growth Fund                                        5%
Templeton Foreign Securities Fund                                             5%
TOTAL                                                                       100%

FIVE FOR BALANCE STRATEGY
Hartford Portfolio Diversifier HLS Fund                                      50%
American Century Value Portfolio                                             20%
Putnam Voyager Portfolio                                                     20%
Invesco V.I. International Growth Fund                                        5%
Templeton Foreign Securities Fund                                             5%
TOTAL                                                                       100%

FOUR PLUS FOR GROWTH STRATEGY
Hartford Portfolio Diversifier HLS Fund                                      50%
Lord Abbett Fundamental Equity Portfolio                                     20%
American Funds Growth HLS Fund                                               15%
Invesco V.I. International Growth Fund                                       10%
MFS New Discovery                                                             5%
TOTAL                                                                       100%

FOUR PLUS FOR VALUE STRATEGY
Hartford Portfolio Diversifier HLS Fund                                      50%
American Funds Blue Chip Income & rowth HLS                                  20%
Hartford Value HLS                                                           15%
Templeton Foreign Securities Fund                                            10%
Franklin Small Cap Value Securities                                           5%
TOTAL                                                                       100%

FOUR FOR GROWTH STRATEGY
Hartford Portfolio Diversifier HLS Fund                                      50%
Lord Abbett Fundamental Equity Portfolio                                     20%
American Funds Growth HLS Fund                                               15%
Invesco V.I. International Growth Fund                                       15%
TOTAL                                                                       100%

FOUR FOR VALUE STRATEGY
Hartford Portfolio Diversifier HLS Fund                                      50%
American Funds Blue Chip Income & Growth HLS                                 20%
Hartford Value HLS                                                           20%
Templeton Foreign Securities Fund                                            10%
TOTAL                                                                       100%

FOUR FOR CORE STRATEGY
Hartford Portfolio Diversifier HLS Fund                                      50%
American Funds Growth-Income HLS Fund                                        20%
Invesco V.I. Core Equity Fund                                                20%
Hartford International Opportunities HLS                                     10%
TOTAL                                                                       100%

FOUR FOR FLEXIBILITY STRATEGY
Hartford Portfolio Diversifier HLS Fund                                      50%
BlackRock Equity Dividend V.I. Fund                                          18%
BlackRock Capital Appreciation V.I. Fund                                     17%
PIMCO EqS Pathfinder Portfolio                                               15%
TOTAL                                                                       100%

INDEX STRATEGY
Hartford Portfolio Diversifier HLS Fund                                      50%
Hartford Index HLS Fund                                                      50%
TOTAL                                                                       100%

FOUR PLUS FOR CORE STRATEGY
Hartford Portfolio Diversifier HLS Fund                                      50%
American Funds Growth-Income HLS Fund                                        20%
Invesco V.I. Core Equity Fund                                                15%
Hartford International Opportunities HLS                                     10%
Invesco V.I. Small Cap Core Equity Fund                                       5%
TOTAL                                                                       100%

SIX MIX STRATEGY
Hartford Portfolio Diversifier HLS Fund                                      50%
American Century Growth Portfolio                                            15%
MFS Value Portfolio                                                          20%
American Funds International HLS Fund                                         5%
Templeton Foreign Securities Fund                                             5%
Invesco V.I. Small Cap Core Equity Fund                                       5%
TOTAL                                                                      100%]

A-PRM-12    [Forethought Personal Retirement Manager Variable Annuity]    Page 9

                                                                          [LOGO]
                                                                  FORETHOUGHT(R)

                 PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)

                                                                ULTRA                                    MODERATE
[FUND                                                        CONSERVATIVE  CONSERVATIVE    BALANCED       GROWTH        GROWTH
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                             100%          100%          100%          100%          100%]

                             INVESTMENT STRATEGIES

[HARTFORD CHECKS AND BALANCES
Hartford Capital Appreciation HLS Fund                                       33%
Hartford Dividend and Growth HLS Fund                                        33%
Hartford Total Return Bond HLS Fund                                          34%
TOTAL                                                                       100%

AMERICAN GROWTH FOUNDATION STRATEGY
American Funds Bond HLS Fund                                                 30%
American Funds Global Small Capitalization HLS                               10%
American Funds Growth HLS Fund                                               25%
American Funds Growth-Income HLS Fund                                        20%
American Funds International HLS Fund                                        15%
TOTAL                                                                       100%

FRANKLIN FOUNDING INVESTMENT STRATEGY
Franklin Income Securities Fund                                              34%
Mutual Shares Securities Fund                                                33%
Templeton Growth Securities Fund                                             33%
TOTAL                                                                       100%

CORE FOUR
American Funds International HLS Fund                                        25%
Franklin Income Securities Fund                                              25%
Hartford Growth Opportunities HLS Fund                                       25%
Hartford Total Return Bond HLS Fund                                          25%
TOTAL                                                                      100%]

A-PRM-12    [Forethought Personal Retirement Manager Variable Annuity]  Page 10